UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐  Preliminary Proxy Statement

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☐  Definitive Proxy Statement

☑  Definitive Additional Materials

☐  Soliciting Material Under §240.14a-12

COMMUNITY HEALTH SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 12, 2020.
COMMUNITY HEALTH SYSTEMS, INC.
Meeting Information*
Meeting Type: Annual Meeting
For holders as of: March 16, 2020
Date: May 12, 2020
Time: 8:00 AM
Location: Franklin Marriott Cool Springs 700 Cool Springs Boulevard Franklin, TN 37067
*As a result of evolving conditions regarding the coronavirus (COVID-19) pandemic, we may decide to hold the Meeting remotely, or (if the Meeting is not held remotely) hold the Meeting in a different location or impose additional procedures or limitations on Meeting attendees in light of public health considerations. We would plan to announce any such updates on our internet website in the Investor Relations – Annual Reports & Proxy Statements section (www.chs.net/investor-relations/annual-reports/), and would also plan to issue a press release in the event that we elect to hold a virtual meeting.
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT TO STOCKHOLDERS
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
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How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
The the following Board of Directors proposals: recommends you vote FOR
1. Election of Directors
Nominees:
1a. John A. Clerico
1b. Michael Dinkins
1c. James S. Ely III
1d. John A. Fry
1e. Tim L. Hingtgen
1f. Elizabeth T. Hirsch
1g. William Norris Jennings, M.D.
1h. K. Ranga Krishnan, MBBS
1i. Julia B. North
1j. Wayne T. Smith
1k. H. James Williams, Ph.D.
2. Proposal to approve on an advisory (non-binding) basis the compensation of the Company’s named executive officers.
3. Proposal to approve the amendment and restatement of the Community Health Systems, Inc. 2009 Stock Option and Award Plan, which was approved by the Board of Directors on March 20, 2020, subject to stockholder approval.
4. Proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Voting Instructions